Exhibit 99.1

TRxADE Health, Inc. Announces Business Combination with Scienture, Inc., in a Transaction Valued at $103 Million

Scienture, Inc., a private branded and specialty pharmaceutical company, entered into a business combination with TRxADE Health Inc., in an all-stock transaction valued at $103 million.

TAMPA, FL and COMMACK, NY, July 26, 2024 (GLOBE NEWSWIRE) — TRxADE HEALTH, INC. (“TRxADE”) (Nasdaq: MEDS) and Scienture, Inc. (“Scienture”) today announced the closing of TRxADE’s business combination with Scienture in an all-stock transaction (the “Business Combination”). TRxADE acquired all of Scienture’s assets in exchange for shares of TRxADE stock, in a combination of common stock and non-voting convertible preferred stock. TRxADE will change its name to “Scienture Holdings, Inc.” subsequent to the future conversion of the non-voting convertible preferred stock and the combined company is intended to continue as a Nasdaq-listed company.

The Business Combination results in a combined company that will be focused on bringing to market innovative branded, specialty pharmaceutical products that significantly enhance the standard of care, while adding value to patients, caregivers and the healthcare system. Scienture’s current portfolio of products is supported by an accomplished leadership and management team with many years of multidisciplinary experience across Product Development, Clinical Operations, Manufacturing and Commercial Operations.

Scienture is passionate about improving the lives of patients by delivering unique solutions through its novel specialty product concepts. By combining a patient-centric approach and a well thought out development and go to market commercial strategy, Scienture intends to shift the dynamic of care to revolve around the patient for a wide range of therapeutic areas.

“We are very excited about the merger and believe the new combined company will provide the vehicle for our future expansion,” stated Shankar Hariharan, Ph.D., President & CEO of Scienture Inc. “Our mission at Scienture is in developing unique specialty product concepts and solutions that bring enhanced value to patients, caregivers and healthcare systems. Our assets in development are across therapeutics areas, indications and cater to different market segments. We are committed to serving patients, physicians and other healthcare stakeholders to attain better health outcomes.”

About the Business Combination:

The Business Combination is structured as a stock for stock exchange whereby all of the outstanding equity securities of Scienture are to be exchanged for a combination of TRxADE common stock and non-voting convertible preferred stock. Upon completion of the proposed Business Combination and future conversion of the non-voting convertible preferred stock, on a pro forma basis and based upon the number of TRxADE shares to be issued in the proposed Business Combination, current Scienture stockholders are expected to own approximately 82.99% of the equity interests in the combined company and current TRxADE stockholders are expected to own approximately 17.01% of the equity interests combined company, in each case subject to certain adjustments in the Agreement and Plan of Merger, and resulting in a combined publicly traded company valued in the Agreement and Plan of Merger at approximately $103 million on a fully diluted basis. TRxADE stockholders will continue to own approximately 83.34% of the combined company’s voting securities until the non-voting convertible preferred stock received by the Scienture stockholders is converted into TRxADE common stock.

The boards of directors of both companies have unanimously approved the Business Combination. Suren Ajjarapu, TRxADE’s current Chairman and CEO will continue to serve as Chairman and CEO of the combined company. The current members of the Board of Directors of TRxADE will continue to serve on the Board of Directors of the combined company with the addition of two members designated by Scienture.

Advisors

Dykema Gossett PLLC served as legal counsel for TRxADE and Goodwin Procter LLP served as legal counsel for Scienture.

About Scienture

Scienture Inc. is a NY based pharmaceutical company. We are a highly experienced team of industry professionals who are passionate about developing unique specialty product concepts and solutions that bring enhanced value to patients and healthcare systems. Our assets in development are across therapeutics areas, indications and cater to different market segments. Scienture’s is a fully fitted company with strategic capabilities across R&D, Manufacturing, Sales and Marketing and Commercial Operations. For more information, visit Scienture’s website at www.scienture.com.

About TRxADE

TRxADE HEALTH, INC. historically focused on health services IT assets and operations aimed at digitalizing the retail pharmacy experience. Our current primary operations are conducted through our wholly-owned subsidiary, Integra Pharma Solutions, LLC (“IPS”), which is a licensed pharmaceutical wholesaler and sells brand, generic and non-drug products to customers. IPS customers include all healthcare markets including government organizations, hospitals, clinics and independent pharmacies nationwide.

Additional Information and Where to Find It

In connection with the Business Combination, TRxADE intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including an Information Statement on Schedule 14C (the “Information Statement”). TRxADE will mail the Information Statement to the TRxADE stockholders.

Investors and stockholders of TRxADE are urged to read these materials when they become available because they will contain important information about TRxADE and the Business Combination. This communication is not a substitute for the Information Statement or any other documents that TRxADE may file with the SEC or send to stockholders in connection with the Business Combination. Investors and stockholders may obtain free copies of the documents filed with the SEC, once available, on the SEC’s website at www.sec.gov or by directing a request to TRxADE at 6308 Benjamin Rd, Suite 708, Tampa, Florida 33634, Attention: Secretary; or by phone at (800) 261-0281.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements regarding stockholder approval of the conversion rights of the non-voting convertible preferred stock. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. TRxADE undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Contacts:

TRxADE

TRxADE HEALTH, INC.

6308 Benjamin Rd, Suite 708

Tampa, Florida 33634

Phone number is 1-866-468-6535

Email is IR@Rxintegra.com

Scienture

Scienture Inc.

20 Austin Boulevard

Commack, New York 11725

Phone: (631) 670-6039

Email: investorrelations@Scienture.com